UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 2, 2007
                                                 -------------------------------

             Securitized Asset Backed Receivables LLC Trust 2007-NC2
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)


        Delaware                   333-138183-06               37-1472598
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(State or other jurisdiction      (Commission File No.          (IRS Employer
      of incorporation             of issuing entity)         Identification No.
     of depositor)                                            of depositor)



    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code    (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On April 2, 2007, New Century Financial Corporation ("New Century"), the
parent of NC Capital Corporation ("NC Capital"), the responsible party in connection with the Securitized Asset Backed Receivables LLC Trust 2007-NC2 Mortgage Pass-Through Certificates, Series 2007-NC2 (the "Certificates") filed a voluntary petition for reorganization (the "Reorganization") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Reorganization is being administered by the Honorable Kevin J. Carey under the caption "In re New Century TRS Holdings, Inc., et al., Case No. 07 10416." New Century and its subsidiaries will continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

      As a result of the foregoing, we cannot assure you that the matters referred to above will not have a material and adverse effect on the ability of NC Capital to repurchase or substitute for mortgage loans as to which a material breach of representation and warranty exists, which in turn would adversely affect an investment in the Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 6, 2007                    SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By: /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director